UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☑	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Pitney Bowes Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 9, 2011.

PITNEY BOWES INC.

PITNEY BOWES INC.
WORLD HEADQUARTERS
1 ELMCROFT ROAD
STAMFORD, CT 06926-0700

Meeting Information

Meeting Type:	Annual

For holders as of:	March 18, 2011

Date: May 9, 2011	Time: 9:00 a.m.

Location:	World Headquarters 1 Elmcroft Road Stamford, CT 06926-0700

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M31067-P07646

—— Before You Vote ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

THE NOTICE OF MEETING AND PROXY STATEMENT ANNUAL REPORT TO STOCKHOLDERS		REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow	XXXX XXXX XXXX	(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow	XXXX XXXX XXXX	(located on the following page) in the subject
line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2011 to facilitate timely delivery.

—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow	XXXX XXXX XXXX	available and follow the
instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M31068-P07646

Voting Items
The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors.	The Board of Directors recommends you vote

	Nominees:		1 YEAR on the following proposal:
	1a.	Rodney C. Adkins	5.	Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.

	1b.	Murray D. Martin
The Board of Directors recommends you vote FOR the following proposals:
	1c.	Michael I. Roth	6.	Approval of the Material Terms of the Performance Goals Pursuant to Internal Revenue Code Section 162(m) for the Following Incentive Plans:

	1d.	Robert E. Weissman		6a.	Pitney Bowes Inc. Key Employees Incentive Plan.

2.	Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2011.			6b.	Pitney Bowes Inc. 2007 Stock Plan.

3.	Amendments to the Restated Certificate of Incorporation and Amended and Restated By-laws to Remove Supermajority Vote Requirements for the Following Actions:
	3a.	Removing any director from office.

	3b.	Certain business combinations.

	3c.	Amending certain provisions of the Certificate.

	3d.	Amending certain provisions of the By-laws.

4.	Advisory Vote on Executive Compensation.

M31069-P07646